SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 9, 1999
                Date of report (Date of earliest event reported)


                                  NUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                   0-14039                           11-2714721
          (Commission File Number)     (I.R.S. Employer Identification No.)




          150 NORTH MICHIGAN AVENUE
             CHICAGO, ILLINOIS                           60601
  (Address of Principal Executive Offices)             (Zip Code)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

     On June 9, 1999, Nucleus, Inc. (the "Company") announced that it entered into a letter of intent to acquire Innovative Technology Solutions, Inc. Further details of this announcement are contained in the attached press release issued by the Company on June 9, 1999. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.

ITEM 7(c). EXHIBITS.

     Exhibit 99.1 Press Release dated June 9, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             NUCLEUS, INC.
                                             (Registrant)

Date:  June 9, 1999                          By: /s/ J. Theodore Hartley
                                                 -------------------------
                                                  J. Theodore Hartley,
                                                  Executive Vice President
                                                  and Chief Financial Officer


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                               INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Press Release dated June 9, 1999.


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